PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITYSM (“B SERIES”)
PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITYSM (“C SERIES”)

PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY
(For Annuities purchased prior to February 25, 2013) or
(For Annuities issued on or after February 25, 2013) or
(For Annuities issued on or after February 10, 2014)

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated January 24, 2023
to Prospectuses dated May 1, 2022
This Supplement should be read in conjunction with the current Prospectus ("Prospectus") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
This Supplement describes a change to the variable investment options available in your Annuity.
JPMorgan Insurance Trust Income Builder Portfolio – Class 2
Effective as of the close of business on April 21, 2023 (the “Closure Date”), the Sub-account investing in the JPMorgan Insurance Trust Income Builder Portfolio – Class 2 (the “Portfolio”) will be closed and will no longer be available as an Investment Option in the Annuity. As of the Closure Date, no additional Purchase Payments or requests for transfers of Account Value into the Sub-account investing in the Portfolio will be accepted from new or existing contract Owners.
Effective on or about April 26, 2023 (the “Liquidation Date”), the Portfolio will be liquidated. As a result of the liquidation, any Account Value allocated to the Portfolio as of the close of business on April 25, 2023 will be transferred to the AST Government Money Market Portfolio. After the Liquidation Date, the Portfolio will no longer exist and, unless we are instructed otherwise, any outstanding instruction we have on file that designates the Portfolio will be deemed instruction for the AST Government Money Market Portfolio. This includes but is not limited to, systematic withdrawals, Dollar Cost Averaging, and Auto Rebalancing.
You can transfer out of the Portfolio any time prior to the Liquidation Date. Such transfers will be free of charge and will not count as one of the annual free transfers under your Annuity contract. Also, for a period of 90 days after the Liquidation Date, any Account Value that was transferred to the AST Government Money Market Portfolio as a result of the liquidation can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
GENPRODSUP22